AMENDMENT No. 1 made as of this 1st day of August, 1997 (this
"AMENDMENT") to the AMENDED AND RESTATED SHIPBUILDING CONTRACT (the "SHIPBUILDING CONTRACT") dated as of June 26, 1997 among Navigator Gas (IOM I-C) Limited as assignee of Navigator Holdings PLC's rights, title and interest (the "BUYER") and China Shipbuilding Trading Company, Limited and Jiangnan Shipyard (collectively, as "SELLER") for construction of one (1) 22,000 Cubic Meters Liquified Ethylene Gas Carrier (Hull No. 2247). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the SHIPBUILDING CONTRACT.

               WHEREAS, the BUYER and SELLER desire to amend certain terms and schedules of the SHIPBUILDING CONTRACT to and in accordance with Section 7 of
Article XXI of the SHIPBUILDING CONTRACT for the purpose of correcting provisions therein which have resulted from the increased cost of borrowing incurred by the BUYER to finance the acquisition of the Vessel;

                           NOW, THEREFORE, in consideration of the foregoing,
BUYER and SELLER agree as follows:


               1. Section 7(a) of Article II of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and is hereby amended to read as follows:

               "(a) All payments made by the BUYER hereunder in United States Dollars and prior to Delivery and BUYER's acceptance of the VESSEL shall be in the nature of installments to the SELLER. In the event that, the VESSEL is rejected by the BUYER, or this Contract is canceled or terminated by the BUYER, all in accordance with the terms of this Contract, or if the SELLER should default in Delivery of the VESSEL or is guilty of breach of this Contract justifying a rescission thereof by the BUYER then, and in any such event, the SELLER shall refund to the BUYER an amount equal to the sum of the following:

                                    (i) the amounts set forth in Schedule 2
                           hereto calculated as of the first day of the calendar month in which the Date of Rejection occurs,

                                    (ii) an amount equal to the product of (x)
                           the difference between (1) the amount set forth on
                           Schedule 2 hereto calculated as of the first day of the calendar month immediately succeeding the month in which the Date of Rejection occurs and (2) the amount set forth on Schedule 2 hereto as of the first day of the month in which the Date of Rejection occurs and (y) a fraction the numerator of which is the numeric day of the month of the Date of Rejection and the denominator of which is 30, and

                                    (iii) the amount set forth on Schedule 3
                           hereto calculated as of the calendar month in which the Date of Rejection occurs.

If the amount as calculated above is not paid on the Date of Rejection there shall be added to such amount interest at the rate of eleven percent (11.0%) per annum from and including the Date of Rejection to but not including the date such amount is paid. Such refunds by the SELLER to the BUYER shall forthwith discharge all obligations, duties, and liabilities of each of the parties hereto to the other under this Contract. Any and all refunds made to the BUYER under this Article II, Section 7 shall be made in United States Dollars. Throughout this Contract, whenever interest is due on any amounts to be paid or refunded by either party, said interest shall be calculated as simple interest, based on the actual number of days divided by 360.

               For purposes of this Section 7(a) Date of Rejection means the date on which written notice of rejection, cancellation or rescission is delivered by BUYER to SELLER.

               All refunds made by the SELLER to the BUYER under this contract shall be paid in United States Dollars by telegraphic transfer to the BUYER's account or its assignee's account as set forth in a written notice to the SELLER from such party."

               2. Section 1(a)(ii) of Article III of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and is hereby amended to read as follows:

                           "(ii) If the Delivery is not made on the Original
               Delivery Date (subject to a Permissible Delay as defined below), the SELLER shall pay the BUYER, as liquidated damages (not as penalty), the amount of $11,000 for each calendar day for the first ninety (90) calendar days of delay beyond the Extended Delivery Date (as hereinafter defined) and the amount of $14,500 for each calendar day of delay thereafter up to and including the 210th day from the Original Delivery Date ("Original Delay Period"). Liquidated damages calculated with respect to the Original Delay Period shall be recovered by the BUYER through a reduction in the Fifth Installment payable by the BUYER to the SELLER in an amount equal to such Liquidated Damages."

               3. Section 3(a) of Article XI of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and is hereby amended to read as follows:

               "(a) If the BUYER is in default of payment as to any installment as provided in Paragraph 1 (a) and/or 1 (b) of this Article, the BUYER shall pay interest on such installment at the rate of eleven percent (11.0%) per annum until the date of the payment of the full amount, including all aforesaid interest. In case the BUYER shall fail to take delivery of the VESSEL when required to as provided in Section 1 (c) of this Article, the BUYER shall be deemed in default of payment of the fifth installment and shall pay interest thereon at the same rate as aforesaid from and including the day on which the VESSEL is tendered for delivery by the SELLER, as provided in Article VII
Section 6 hereof."

               4. Schedule 2 of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and Schedule 2 attached hereto shall be attached as Schedule 2 to the SHIPBUILDING CONTRACT.

               5. Schedule 3 of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and Schedule 3 attached hereto shall be attached as Schedule 3 to the SHIPBUILDING CONTRACT.


               6. Schedule 1 to Exhibit A of the SHIPBUILDING CONTRACT is hereby deleted in its entirety and Schedule 1 to Exhibit A attached hereto shall be attached as Schedule 1 to Exhibit A to the SHIPBUILDING CONTRACT.

               7. The parties hereto agree that the validity, enforcement and interpretation of this AMENDMENT and of each Article and part hereof be governed by and interpreted in accordance with the Laws of England.

               8. This AMENDMENT has been prepared in the English language, which shall control. This AMENDMENT has been signed in triplicate, one counterpart being retained by the BUILDER, one by CSTC and one by the BUYER.

               9. This AMENDMENT may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT to be duly executed on the day and year first above written.

                                   NAVIGATOR GAS (IOM I-C) LIMITED


                                   By:  /s/ Richard Klapow
                                      ---------------------------
                                   Name:  Richard Klapow
                                        -------------------------
                                   Title: Director
                                         ------------------------


                                   CHINA SHIPBUILDING TRADING
                                   COMPANY, LIMITED


                                   By:  /s/ Shen Yiping
                                      ---------------------------
                                   Name: Shen Yiping
                                        -------------------------
                                   Title: Vice President
                                         ------------------------


                                   JIANGNAN SHIPYARD


                                   By:  /s/ Gong Jingen
                                      ---------------------------
                                   Name: Gong Jingen
                                        -------------------------
                                   Title: Vice President
                                         ------------------------

Navigator Gas Transport PLC                                        July 31, 1997

                SCHEDULE 1 - REFUNDMENT GUARANTEE - HULL NO. 2247


                  MONTH                      DATE                       AMOUNT
                    0.0                  07-Aug-97                   4,572,200
                    0.8                  01-Sep-97                   4,602,681
                    1.8                  01-Oct-97                   4,640,783
                    2.8                  01-Nov-97                   4,678,885
                    3.8                  01-Dec-97                   4,716,986
                    4.8                  01-Jan-98                   4,755,088
                    5.8                  01-Feb-98                   4,793,190
                    6.8                  01-Mar-98                   4,831,291
                    7.8                  01-Apr-98                   4,869,393
                    8.8                  01-May-98                   4,907,495
                    9.8                  01-Jun-98                   4,945,596
                   10.8                  01-Jul-98                   4,983,698
                   11.8                  01-Aug-98                   5,021,800
                   12.8                  01-Sep-98                   5,059,901
                   13.8                  01-Oct-98                   5,098,003
                   14.8                  01-Nov-98                  11,994,405
                   15.8                  01-Dec-98                  12,089,659
                   16.8                  01-Jan-99                  12,184,913
                   17.8                  01-Feb-99                  12,280,167
                   18.8                  01-Mar-99                  12,375,421
                   19.8                  01-Apr-99                  12,470,676
                   20.8                  01-May-99                  12,565,930
                   21.8                  01-Jun-99                  12,661,184
                   22.8                  01-Jul-99                  19,614,738
                   23.8                  01-Aug-99                  19,767,145
                   24.8                  01-Sep-99                  19,919,551
                   25.8                  01-Oct-99                  20,071,958
                   26.8                  01-Nov-99                  24,796,565
                   27.8                  01-Dec-99                  24,987,073
                   28.8                01-Jan-2000                  25,177,581
                   29.8                01-Feb-2000                  25,368,090
                   30.8                01-Mar-2000                  25,558,598
                   31.8                01-Apr-2000                  25,749,106
                   32.8                01-May-2000                  25,939,615
                   33.8                01-Jun-2000                  26,130,123
                   34.8                01-Jul-2000                  26,320,631
                   35.8                01-Aug-2000                  26,511,140
                   36.8                01-Sep-2000                  26,701,648
                   37.8                01-Oct-2000                  26,892,156
                   38.8                01-Nov-2000                  27,014,665
                   39.8                01-Dec-2000                  27,135,173
                   40.8                01-Jan-2001                  27,253,681
                   41.8                01-Feb-2001                  27,380,190
                   42.8                01-Mar-2001                  27,504,698
                   43.8                01-Apr-2001                  27,627,206


Cambridge Partners, L.L.C.                                                 FINAL

Navigator Gas Transport PLC                                        July 31, 1997

                Schedule 2 - Refundment Guarantee - Hull No. 2247


                  MONTH                      DATE                       AMOUNT
                    0.0                  07-Aug-97                   4,572,200
                    0.8                  01-Sep-97                   4,602,681
                    1.8                  01-Oct-97                   4,640,783
                    2.8                  01-Nov-97                   4,678,885
                    3.8                  01-Dec-97                   4,716,986
                    4.8                  01-Jan-98                   4,755,088
                    5.8                  01-Feb-98                   4,793,190
                    6.8                  01-Mar-98                   4,831,291
                    7.8                  01-Apr-98                   4,869,393
                    8.8                  01-May-98                   4,907,495
                    9.8                  01-Jun-98                   4,945,596
                   10.8                  01-Jul-98                   4,983,698
                   11.8                  01-Aug-98                   5,021,800
                   12.8                  01-Sep-98                   5,059,901
                   13.8                  01-Oct-98                   5,098,003
                   14.8                  01-Nov-98                  11,994,405
                   15.8                  01-Dec-98                  12,089,659
                   16.8                  01-Jan-99                  12,184,913
                   17.8                  01-Feb-99                  12,280,167
                   18.8                  01-Mar-99                  12,375,421
                   19.8                  01-Apr-99                  12,470,676
                   20.8                  01-May-99                  12,565,930
                   21.8                  01-Jun-99                  12,661,184
                   22.8                  01-Jul-99                  19,614,738
                   23.8                  01-Aug-99                  19,767,145
                   24.8                  01-Sep-99                  19,919,551
                   25.8                  01-Oct-99                  20,071,958
                   26.8                  01-Nov-99                  24,796,565
                   27.8                  01-Dec-99                  24,987,073
                   28.8                01-Jan-2000                  25,177,581
                   29.8                01-Feb-2000                  25,368,090
                   30.8                01-Mar-2000                  25,558,598
                   31.8                01-Apr-2000                  25,749,106
                   32.8                01-May-2000                  25,939,615
                   33.8                01-Jun-2000                  26,130,123
                   34.8                01-Jul-2000                  26,320,631
                   35.8                01-Aug-2000                  26,511,140
                   36.8                01-Sep-2000                  26,701,648
                   37.8                01-Oct-2000                  26,892,156
                   38.8                01-Nov-2000                  27,014,665
                   39.8                01-Dec-2000                  27,135,173
                   40.8                01-Jan-2001                  27,253,681
                   41.8                01-Feb-2001                  27,380,190
                   42.8                01-Mar-2001                  27,504,698
                   43.8                01-Apr-2001                  27,627,206


Cambridge Partners, L.L.C.                                                 FINAL

Navigator Gas Transport PLC                                        July 31, 1997

                  SCHEDULE 3 - PERFORMANCE BOND - HULL NO. 2247

                  MONTH                      DATE                       AMOUNT
                    0.0                     Aug-97                   1,875,321
                    0.8                     Sep-97                   4,564,216
                    1.8                     Oct-97                   4,785,692
                    2.8                     Nov-97                   5,025,341
                    3.8                     Dec-97                   5,242,827
                    4.8                     Jan-98                   5,487,508
                    5.8                     Feb-98                   5,756,477
                    6.8                     Mar-98                   5,965,983
                    7.8                     Apr-98                   6,212,507
                    8.8                     May-98                   6,437,883
                    9.8                     Jun-98                   6,681,201
                   10.8                     Jul-98                   6,922,376
                   11.8                     Aug-98                   7,171,837
                   12.8                     Sep-98                   7,429,093
                   13.8                     Oct-98                   7,666,005
                   14.8                     Nov-98                   7,869,743
                   15.8                     Dec-98                   8,086,297
                   16.8                     Jan-99                   8,328,896
                   17.8                     Feb-99                   8,593,270
                   18.8                     Mar-99                   8,810,193
                   19.8                     Apr-99                   9,056,656
                   20.8                     May-99                   9,286,242
                   21.8                     Jun-99                   9,530,147
                   22.8                     Jul-99                   9,727,082
                   23.8                     Aug-99                   9,961,468
                   24.8                     Sep-99                  10,200,885
                   25.8                     Oct-99                  10,427,174
                   26.8                     Nov-99                  10,630,978
                   27.8                     Dec-99                  10,843,767
                   28.8                   Jan-2000                  11,238,067
                   29.8                   Feb-2000                  11,663,385
                   30.8                   Mar-2000                   7,310,812
                   31.8                   Apr-2000                   7,523,942
                   32.8                   May-2000                   7,725,016
                   33.8                   Jun-2000                   7,936,319
                   34.8                   Jul-2000                   8,154,589
                   35.8                   Aug-2000                   8,377,628
                   36.8                   Sep-2000                   8,604,883
                   37.8                   Oct-2000                   8,889,138
                   38.8                   Nov-2000                   8,634,172
                   39.8                   Dec-2000                   8,366,762
                   40.8                   Jan-2001                   8,111,737
                   41.8                   Feb-2001                   7,869,759
                   42.8                   Mar-2001                   7,595,905
                   43.8                   Apr-2001                   7,048,345


Cambridge Partners, L.L.C.                                                 FINAL